FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Tables)	9 Months Ended
Dec. 31, 2022
Financial Instruments And Risk Management
Schedule of financial instruments

	As of December 31, 2022		As of March 31, 2022
(In thousands)	Amortized Cost	Fair Value through Other Comprehensive Income (“FVTOCI”)	Amortized Cost	FVTOCI

Financial assets
Cash and cash equivalents	$13,104	$–	$23,352	$–
Prepaid expenses and other receivables	$1,786	$–	$1,480	$–
Convertible note receivable, including accrued interest	$–	$642	$–	$–
Investments	$–	$4,768	$–	$9,082

	Amortized Cost	Fair Value through Profit or Loss (“FVTPL”)	Amortized Cost	FVTPL
Financial liabilities
Accounts payable and accrued liabilities	$2,422	$–	$750	$–
Warrant liability	$–	$–	$–	$33
Deferred purchase price payable - Tarus	$–	$8,876	$–	$–
Deferred obligation - iOx milestone	$–	$5,568	$–	$–